Exhibit 21

LEGAL ENTITY NAME (IN ALPHABETICAL ORDER)	State of Formation
ALFORD, L.L.C.	Virginia
ALL SEASONS, INC.	Maryland
ARBOR WEST, L.L.C.	Maryland
ARROW PROPERTIES, INC.	New Jersey
BRIGHTBEACH DEVELOPMENT, LTD.	Texas
BRIGHTCHASE, LTD.	Texas
BRIGHTON HOMES AT WALDEN MANAGEMENT, L.L.C.	Texas
BRIGHTON HOMES AT WALDEN, LTD.	Texas
CONDOMINIUM COMMUNITY (BOWIE NEW TOWN), INC.	Maryland
CONDOMINIUM COMMUNITY (LARGO TOWN), INC.	Maryland
CONDOMINIUM COMMUNITY (PARK PLACE), INC.	Maryland
CONDOMINIUM COMMUNITY (QUAIL RUN), INC.	Maryland
CONDOMINIUM COMMUNITY (TRUMAN DRIVE), INC.	Maryland
CONSULTANTS CORPORATION	Maryland
DESIGNED CONTRACTS. INC.	Maryland
DULLES COPPERMINE, L.L.C.	Virginia
EASTERN TITLE AGENCY, INC.	New Jersey
EDISON CONTRACT SERVICES, L.L.C.	New Jersey
EXC, INC.	Delaware
FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.	Maryland
FOUNDERS TITLE AGENCY, INC.	Virginia
GOODMAN FAMILY OF BUILDERS, L.P.	Texas
GOSLING ROAD DEVELOPMENT CO., INC.	Texas
GOVERNOR’S ABSTRACT CO., INC.	Pennsylvania
HERITAGE PINES, L.L.C.	North Carolina
HEXTER FAIR LAND TITLE COMPANY I, INC.	Texas
HOMEBUYER’S MORTGAGE, INC.	Maryland
HOUSING-HOME SALES, INC.	Maryland
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.	Florida
HOVNANIAN FINANCIAL SERVICES I, INC.	New Jersey
HOVNANIAN FINANCIAL SERVICES II, INC.	New Jersey
HOVNANIAN FINANCIAL SERVICES IV, INC.	New Jersey
HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.	California
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.	Florida
HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.	Maryland
HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.	North Carolina
HOVNANIAN LAND INVESTMENT GROUP OF TEXAS, L.L.C.	Texas
HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.	Virginia
HOVNANIAN LAND INVESTMENT GROUP, L.L.C.	Maryland
HUNTER MILL VILLAGE, L.L.C.	Virginia
INGLEWOOD NORTH, L.L.C.	Maryland
JAEGER ROAD 530	California
K. HOV INTERNATIONAL, INC.	New Jersey
K. HOV IP, II, INC.	California
K. HOV IP, INC.	California
K. HOVNANIAN ACQUISITIONS, INC.	New Jersey
K. HOVNANIAN AMERICAN MORTGAGE, L.L.C.	New Jersey
K. HOVNANIAN AT 4S II, L.L.C.	California
K. HOVNANIAN AT 4S, L.L.C.	California
K. HOVNANIAN AT ACQUA VISTA, L.L.C.	California
K. HOVNANIAN AT ALISO, L.L.C.	California
K. HOVNANIAN AT ARBOR HEIGHTS, LLC	California
K. HOVNANIAN AT ASHBURN VILLAGE, INC.	Virginia
K. HOVNANIAN AT ASHBURN VILLAGE, L.L.C.	Maryland
K. HOVNANIAN AT BALLANTRAE, INC.	Florida
K. HOVNANIAN AT BARNEGAT I, L.L.C.	New Jersey
K. HOVNANIAN AT BARRINGTON, INC.	Virginia
K. HOVNANIAN AT BELLA LAGO, L.L.C.	California
K. HOVNANIAN AT BELMONT, INC.	Virginia
K. HOVNANIAN AT BERKELEY, L.L.C.	New Jersey
K. HOVNANIAN AT BERNARDS IV, INC.	New Jersey
K. HOVNANIAN AT BERNARDS V, L.L.C.	Delaware
K. HOVNANIAN AT BLOOMS CROSSING, L.L.C.	Maryland
K. HOVNANIAN AT BLUE HERON PINES, L.L.C.	New Jersey
K. HOVNANIAN AT BRANCHBURG III, INC.	New Jersey
K. HOVNANIAN AT BRENBROOKE, L.L.C.	Virginia
K. HOVNANIAN AT BRIDGEPORT, INC.	California
K. HOVNANIAN AT BRIDGEWATER I, L.L.C	New Jersey
K. HOVNANIAN AT BRIDGEWATER VI, INC.	New Jersey
K. HOVNANIAN AT BRIDLEWOOD, L.L.C.	California
K. HOVNANIAN AT BULL RUN, INC.	Virginia
K. HOVNANIAN AT BURLINGTON III, INC.	New Jersey
K. HOVNANIAN AT BURLINGTON, INC.	New Jersey
K. HOVNANIAN AT CALABRIA, INC.	California
K. HOVNANIAN AT CAMDEN I, L.L.C.	New Jersey

K. HOVNANIAN AT CAMERON CHASE, INC.	Virginia
K. HOVNANIAN AT CAMERON CHASE, INC.	Virginia
K. HOVNANIAN AT CAPISTRANO, L.L.C.	California
K. HOVNANIAN AT CARMEL DEL MAR, INC.	California
K. HOVNANIAN AT CARMEL VILLAGE, L.L.C.	California
K. HOVNANIAN AT CASTILE, INC.	California
K. HOVNANIAN AT CEDAR GROVE III, L.L.C.	New Jersey
K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.	New Jersey
K. HOVNANIAN AT CHAPARRAL, INC.	California
K. HOVNANIAN AT CHESTER I, L.L.C.	Delaware
K. HOVNANIAN AT CHESTERFIELD, L.L.C.	New Jersey
K. HOVNANIAN AT CITY IN THE HILLS, L.L.C.	California
K. HOVNANIAN AT CLARKSTOWN, INC.	New Jersey
K. HOVNANIAN AT CLIFTON II, L.L.C.	New Jersey
K. HOVNANIAN AT CLIFTON, L.L.C.	New Jersey
K. HOVNANIAN AT CORTEZ HILL, L.L.C.	California
K. HOVNANIAN AT CRANBURY, L.L.C.	New Jersey
K. HOVNANIAN AT CRESTLINE, INC.	California
K. HOVNANIAN AT CURRIES WOODS, L.L.C.	New Jersey
K. HOVNANIAN AT DENVILLE, L.L.C.	New Jersey
K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.	New Jersey
K. HOVNANIAN AT DOMINGUEZ HILLS, INC.	California
K. HOVNANIAN AT DOMINION RIDGE, INC.	Virginia
K. HOVNANIAN AT EAST BRUNSWICK VI, INC.	New Jersey
K. HOVNANIAN AT EAST WHITELAND I, INC.	Pennsylvania
K. HOVNANIAN AT EASTLAKE, LLC	California
K. HOVNANIAN AT EDGEWATER II, L.L.C.	New Jersey
K. HOVNANIAN AT EDGEWATER, L.L.C.	New Jersey
K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.	New Jersey
K. HOVNANIAN AT ENCINITAS RANCH, L.L.C.	California
K. HOVNANIAN AT EXETER HILLS, INC.	Virginia
K. HOVNANIAN AT FAIR LAKES GLEN, INC.	Virginia
K. HOVNANIAN AT FAIR LAKES, INC.	Virginia
K. HOVNANIAN AT FLORENCE I, L.L.C.	New Jersey
K. HOVNANIAN AT FLORENCE II, L.L.C.	New Jersey
K. HOVNANIAN AT FOREST MEADOWS, L.L.C.	New Jersey
K. HOVNANIAN AT FRANKLIN, L.L.C.	New Jersey
K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.	New Jersey
K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.	New Jersey
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.	California
K. HOVNANIAN AT GREAT NOTCH, L.L.C.	New Jersey
K. HOVNANIAN AT GUTTENBERG, L.L.C.	New Jersey
K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.	New Jersey
K. HOVNANIAN AT HACKETTSTOWN, INC.	New Jersey
K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.	New Jersey
K. HOVNANIAN AT HAMBURG, L.L.C.	New Jersey
K. HOVNANIAN AT HAMPTON OAKS, INC.	Virginia
K. HOVNANIAN AT HAWTHORNE, L.L.C	New Jersey
K. HOVNANIAN AT HERSHEY’S MILL, INC.	Pennsylvania
K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.	California
K. HOVNANIAN AT HIGHWATER, L.L.C.	California
K. HOVNANIAN AT HOLLY CREST, INC.	Virginia
K. HOVNANIAN AT HOPEWELL IV, INC.	New Jersey
K. HOVNANIAN AT HOPEWELL VI, INC.	New Jersey
K. HOVNANIAN AT HOWELL TOWNSHIP, INC.	New Jersey
K. HOVNANIAN AT HUDSON POINT, L.L.C.	New Jersey
K. HOVNANIAN AT HUNTER ESTATES, INC.	Virginia
K. HOVNANIAN AT JACKSON I, L.L.C.	New Jersey
K. HOVNANIAN AT JACKSON, L.L.C.	New Jersey
K. HOVNANIAN AT JERSEY CITY IV, L.L.C.	New Jersey
K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.	New Jersey
K. HOVNANIAN AT KINCAID, L.L.C.	Maryland
K. HOVNANIAN AT KING FARM, L.L.C.	Maryland
K. HOVNANIAN AT KINGS GRANT I, INC.	New Jersey
K. HOVNANIAN AT KLOCKNER FARMS, INC.	New Jersey
K. HOVNANIAN AT LA COSTA, L.L.C	California
K. HOVNANIAN AT LA HABRA KNOLLS, LLC	California
K. HOVNANIAN AT LA TERRAZA, INC.	California
K. HOVNANIAN AT LA TROVATA, INC.	California
K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.	New Jersey

K. HOVNANIAN AT LAKE RANCHO VIEJO, L.L.C.	California
K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.	Virginia
K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.	Virginia
K. HOVNANIAN AT LAKEWOOD, INC.	New Jersey
K. HOVNANIAN AT LAWRENCE V, L.L.C.	New Jersey
K. HOVNANIAN AT LINWOOD, L.L.C.	New Jersey
K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.	New Jersey
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.	New Jersey
K. HOVNANIAN AT LONG BRANCH I, L.L.C.	New Jersey
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.	Pennsylvania
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.	Pennsylvania
K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.	Pennsylvania
K. HOVNANIAN AT LOWER MORELAND I, L.L.C.	Pennsylvania
K. HOVNANIAN AT LOWER MORELAND II, L.L.C.	Pennsylvania
K. HOVNANIAN AT LOWER SAUCON II, INC.	Pennsylvania
K. HOVNANIAN AT LOWER SAUCON, INC.	Pennsylvania
K. HOVNANIAN AT MAHWAH II, INC.	New Jersey
K. HOVNANIAN AT MAHWAH V, INC.	New Jersey
K. HOVNANIAN AT MAHWAH VI, INC.	New Jersey
K. HOVNANIAN AT MAHWAH VII, INC.	New Jersey
K. HOVNANIAN AT MANALAPAN II, L.L.C.	New Jersey
K. HOVNANIAN AT MANALAPAN III, LLC	New Jersey
K. HOVNANIAN AT MANALAPAN, INC.	New Jersey
K. HOVNANIAN AT MANSFIELD I, LLC	New Jersey
K. HOVNANIAN AT MANSFIELD II, LLC	New Jersey
K. HOVNANIAN AT MANSFIELD III, L.L.C.	New Jersey
K. HOVNANIAN AT MARLBORO II, INC.	New Jersey
K. HOVNANIAN AT MARLBORO TOWNSHIP III, INC.	New Jersey
K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.	New Jersey
K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.	New Jersey
K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.	New Jersey
K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.	New Jersey
K. HOVNANIAN AT MARLBORO VI, L.L.C.	New Jersey
K. HOVNANIAN AT MARLBORO VII, L.L.C.	New Jersey
K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.	New Jersey
K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.	California
K. HOVNANIAN AT MENIFEE VALLEY, L.L.C.	California
K. HOVNANIAN AT METRO DC SOUTH, INC.	Virginia
K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.	New Jersey
K. HOVNANIAN AT MIDDLETOWN II, L.L.C.	New Jersey
K. HOVNANIAN AT MIDDLETOWN, L.L.C.	New Jersey
K. HOVNANIAN AT MILLVILLE I, L.L.C.	New Jersey
K. HOVNANIAN AT MONROE II, INC.	New York
K. HOVNANIAN AT MONROE III, L.L.C.	New Jersey
K. HOVNANIAN AT MONTCLAIR NJ, INC.	New Jersey
K. HOVNANIAN AT MONTCLAIR, INC.	Virginia
K. HOVNANIAN AT MONTGOMERY I, INC.	Pennsylvania
K. HOVNANIAN AT MONTVALE, L.L.C.	New Jersey
K. HOVNANIAN AT MOSAIC, LLC	California
K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.	New Jersey
K. HOVNANIAN AT NORTH BERGEN II, L.L.C.	New Jersey
K. HOVNANIAN AT NORTH BERGEN, L.L.C.	New Jersey
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.	New Jersey
K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.	New Jersey
K. HOVNANIAN AT NORTH CALDWELL, L.L.C.	New Jersey
K. HOVNANIAN AT NORTH HALEDON, L.L.C.	New Jersey
K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.	New Jersey
K. HOVNANIAN AT NORTHAMPTON. L.L.C.	Pennsylvania
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.	New Jersey
K. HOVNANIAN AT NORTHFIELD, L.L.C.	New Jersey
K. HOVNANIAN AT NORTHLAKE, INC.	California
K. HOVNANIAN AT OCEAN TOWNSHIP, INC.	New Jersey
K. HOVNANIAN AT OCEAN WALK, INC.	California
K. HOVNANIAN AT OLD BRIDGE, L.L.C.	New Jersey
K. HOVNANIAN AT OLDE ORCHARD, LLC	California
K. HOVNANIAN AT P.C. PROPERTIES, INC.	Virginia
K. HOVNANIAN AT PACIFIC BLUFFS, L.L.C.	California
K. HOVNANIAN AT PARAMUS, L.L.C.	New Jersey
K. HOVNANIAN AT PARK LANE, L.L.C.	California
K. HOVNANIAN AT PARK RIDGE, INC.	Virginia

K. HOVNANIAN AT PERKIOMEN I, INC.	Pennsylvania
K. HOVNANIAN AT PERKIOMEN II, INC.	Pennsylvania
K. HOVNANIAN AT PHILADELPHIA I, L.L.C.	Pennsylvania
K. HOVNANIAN AT PHILADELPHIA INVESTMENTS I, L.L.C.	Pennsylvania
K. HOVNANIAN AT PITTSGROVE, L.L.C.	New Jersey
K. HOVNANIAN AT PLAINSBORO III, INC.	New Jersey
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL II, L.L.C.	New Jersey
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL III, L.L.C.	New Jersey
K. HOVNANIAN AT PRINCETON, INC.	New Jersey
K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.	California
K. HOVNANIAN AT RANCHO SANTA MARGARITA, L.L.C.	California
K. HOVNANIAN AT RANDOLPH I, L.L.C.	New Jersey
K. HOVNANIAN AT READINGTON II, L.L.C.	New Jersey
K. HOVNANIAN AT RESERVOIR RIDGE, INC.	New Jersey
K. HOVNANIAN AT RIVER OAKS, INC.	Virginia
K. HOVNANIAN AT RIVERBEND II, L.L.C.	California
K. HOVNANIAN AT RIVERBEND, L.L.C.	California
K. HOVNANIAN AT RODERUCK. L.L.C.	Maryland
K. HOVNANIAN AT ROWLAND HEIGHTS, L.L.C.	California
K. HOVNANIAN AT SAN SEVAINE, INC.	California
K. HOVNANIAN AT SARATOGA, INC.	California
K. HOVNANIAN AT SAYREVILLE, L.L.C.	New Jersey
K. HOVNANIAN AT SCOTCH PLAINS II, INC.	New Jersey
K. HOVNANIAN AT SCOTCH PLAINS, INC.	New Jersey
K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.	New Jersey
K. HOVNANIAN AT SHELF COMPANY, L.L.C.	California
K. HOVNANIAN AT SKYE ISLE, L.L.C.	California
K. HOVNANIAN AT SMITHVILLE III, L.L.C.	New Jersey
K. HOVNANIAN AT SMITHVILLE, INC.	New Jersey
K. HOVNANIAN AT SOMERS POINT, LLC	New Jersey
K. HOVNANIAN AT SOUTH AMBOY, L.L.C.	New Jersey
K. HOVNANIAN AT SOUTH BANK, L.L.C.	Maryland
K. HOVNANIAN AT SOUTH BRUNSWICK III, INC.	New Jersey
K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.	New Jersey
K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.	New Jersey
K. HOVNANIAN AT SPRING HILL ROAD, L.L.C.	Maryland
K. HOVNANIAN AT STONE CANYON, INC.	California
K. HOVNANIAN AT STONY POINT, INC.	New Jersey
K. HOVNANIAN AT STUART ROAD, INC.	Virginia
K. HOVNANIAN AT SULLY STATION, INC.	Virginia
K. HOVNANIAN AT SUMMERWOOD, INC.	Virginia
K. HOVNANIAN AT SUNSETS, L.L.C.	California
K. HOVNANIAN AT SYCAMORE, INC.	California
K. HOVNANIAN AT TANNERY HILL, INC.	New Jersey
K. HOVNANIAN AT TEANECK, L.L.C.	New Jersey
K. HOVNANIAN AT THE BLUFF, INC.	New Jersey
K. HOVNANIAN AT THE CEDARS, INC.	New Jersey
K. HOVNANIAN AT THE CROSBY, L.L.C.	California
K. HOVNANIAN AT THE GABLES, L.L.C.	California
K. HOVNANIAN AT THE GLEN, INC.	Virginia
K. HOVNANIAN AT THE PRESERVE, L.L.C.	California
K. HOVNANIAN AT THOMPSON RANCH, L.L.C.	California
K. HOVNANIAN AT THORNBURY, INC.	Pennsylvania
K. HOVNANIAN AT TIERRASANTA, INC.	California
K. HOVNANIAN AT TRAIL RIDGE, L.L.C.	California
K. HOVNANIAN AT TUXEDO, INC.	New Jersey
K. HOVNANIAN AT UNION TOWNSHIP I, INC.	New Jersey
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.	New Jersey
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.	New Jersey
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.	New Jersey
K. HOVNANIAN AT UPPER MAKEFIELD I, INC.	Pennsylvania
K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.	Pennsylvania
K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.	Pennsylvania
K. HOVNANIAN AT VAIL RANCH, INC.	California
K. HOVNANIAN AT WALL TOWNSHIP VI, INC.	New Jersey
K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.	New Jersey
K. HOVNANIAN AT WANAQUE, L.L.C.	New Jersey
K. HOVNANIAN AT WASHINGTON, L.L.C.	New Jersey
K. HOVNANIAN AT WASHINGTONVILLE, INC.	New York
K. HOVNANIAN AT WAYNE III, INC.	New Jersey

K. HOVNANIAN AT WAYNE IX, L.L.C.	New Jersey
K. HOVNANIAN AT WAYNE V, INC.	New Jersey
K. HOVNANIAN AT WAYNE VIII, L.L.C.	New Jersey
K. HOVNANIAN AT WEST MILFORD, L.L.C.	New Jersey
K. HOVNANIAN AT WEST WINDSOR, L.L.C.	New Jersey
K. HOVNANIAN AT WILDROSE, INC.	California
K. HOVNANIAN AT WILLOW BROOK, L.L.C.	Maryland
K. HOVNANIAN AT WINCHESTER, L.L.C.	California
K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.	New Jersey
K. HOVNANIAN AT WOODMONT, INC.	Virginia
K. HOVNANIAN AT WOOLWICH I, L.L.C.	New Jersey
K. HOVNANIAN AT YONKERS I, L.L.C.	New York
K. HOVNANIAN AT YONKERS II, L.L.C.	New York
K. HOVNANIAN AT YONKERS III, L.L.C.	New York
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.	Delaware
K. HOVNANIAN CHESTERFIELD INVESTMENT, L.L.C.	New Jersey
K. HOVNANIAN COMPANIES NORTHEAST, INC.	New Jersey
K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.	California
K. HOVNANIAN COMPANIES OF MARYLAND, INC.	Maryland
K. HOVNANIAN COMPANIES OF METRO D.C. NORTH, L.L.C.	Maryland
K. HOVNANIAN COMPANIES OF METRO WASHINGTON, INC.	Virginia
K. HOVNANIAN COMPANIES OF NEW YORK, INC.	New York
K. HOVNANIAN COMPANIES OF NORTH CAROLINA, INC.	North Carolina
K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.	Pennsylvania
K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.	California
K. HOVNANIAN COMPANIES, LLC	California
K. HOVNANIAN CONSTRUCTION II, INC.	New Jersey
K. HOVNANIAN CONSTRUCTION III, INC.	New Jersey
K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.	New Jersey
K. HOVNANIAN COOPERATIVE, INC.	Virginia
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.	Arizona
K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.	California
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.	Maryland
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.	Delaware
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.	Maryland
K. HOVNANIAN DEVELOPMENTS OF METRO WASHINGTON, INC.	Virginia
K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.	Michigan
K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.	Minnesota
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.	California
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.	California
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.	New York
K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.	Ohio
K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.	Pennsylvania
K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.	South Carolina
K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.	Texas
K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.	West Virginia
K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.	Pennsylvania
K. HOVNANIAN ENTERPRISES, INC.	California
K. HOVNANIAN EQUITIES, INC.	New Jersey
K. HOVNANIAN FORECAST HOMES, INC.	California
K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, L.L.C.	Virginia
K. HOVNANIAN FOUR SEASONS AT GOLD HILL, L.L.C.	South Carolina
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC	Arizona
K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.	Arizona
K. HOVNANIAN HOLDINGS NJ, LLC	New Jersey
K. HOVNANIAN HOMES AT CAMERON STATION, L.L.C.	Virginia
K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.	Maryland
K. HOVNANIAN HOMES AT LAUREL HIGHLANDS, L.L.C.	Virginia
K. HOVNANIAN HOMES OF D.C., L.L.C.	Maryland
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.	Delaware
K. HOVNANIAN HOMES OF MARYLAND, L.L.C.	Maryland
K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.	Minnesota
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.	North Carolina
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.	Maryland
K. HOVNANIAN HOMES OF SOUTH CAROLINA, L.L.C.	South Carolina
K. HOVNANIAN HOMES OF VIRGINIA, INC.	Virginia
K. HOVNANIAN HOMES OF WEST VIRGINIA, LLC.	West Virginia
K. HOVNANIAN INVESTMENT PROPERTIES OF NEW JERSEY, INC.	New Jersey
K. HOVNANIAN INVESTMENT PROPERTIES, INC.	New Jersey
K. HOVNANIAN INVESTMENTS, L.L.C.	New Jersey

K. HOVNANIAN MORTGAGE, INC.	New Jersey
K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.	Delaware
K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.	Delaware
K. HOVNANIAN NORTHEAST SERVICES, L.L.C.	New Jersey
K. HOVNANIAN OF HOUSTON II, L.P.	Texas
K. HOVNANIAN OF HOUSTON, L.P.	Texas
K. HOVNANIAN OHIO REALTY, L.L.C.	Ohio
K. HOVNANIAN PA REAL ESTATE, INC.	Pennsylvania
K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.	Pennsylvania
K. HOVNANIAN POLAND, SP .Z.O.O.	International
K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.	New Jersey
K. HOVNANIAN PROPERTIES OF NEWARK URBAN RENEWAL CORPORATION, INC.	New Jersey
K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.	New Jersey
K. HOVNANIAN PROPERTIES OF PISCATAWAY, INC.	New Jersey
K. HOVNANIAN PROPERTIES OF RED BANK, INC.	New Jersey
K. HOVNANIAN PROPERTIES OF WALL, INC.	New Jersey
K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.	Delaware
K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.	Delaware
K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.	New Jersey
K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.	Virginia
K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C	Michigan
K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.	Pennsylvania
K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.	West Virginia
K. HOVNANIAN SUMMIT HOMES, L.L.C.	Ohio
K. HOVNANIAN TITLE REINSURANCE, INC.	Vermont
K. HOVNANIAN VENTURE I, L.L.C.	New Jersey
K. HOVNANIAN WINDWARD HOMES, L.L.C.	Florida
K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.	Virginia
K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.	California
K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, L.L.C.	California
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.	Virginia
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.	Virginia
K. HOVNANIAN’S FOUR SEASONS AT HEMET, LLC	California
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.	Maryland
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.	Maryland
K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.	California
K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, L.L.C.	California
K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.	Maryland
K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.	Virginia
K. HOVNANIAN’S FOUR SEASONS, L.L.C.	California
K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.	New Jersey
KHC ACQUISITION, INC.	California
KHIP, LLC	New Jersey
KINGS COURT AT MONTGOMERY, L.L.C.	New Jersey
KINGS CROSSING AT MONTGOMERY, L.L.C.	New Jersey
LANDARAMA, INC.	New Jersey
LAUREL HIGHLANDS, LLC	Virginia
M&M AT APPLE RIDGE, L.L.C.	New Jersey
M&M AT BROOKHILL, L.L.C.	New Jersey
M&M AT CHESTERFIELD, LLC	New Jersey
M&M AT EAST MILL, L.L.C.	New Jersey